                                  SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION


 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                    of 1934



Check the appropriate box:

[_] Preliminary Information Statement      [_]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule
14c-5(d)(2))
[X] Definitive Information Statement



                        Modem Media . Poppe Tyson, Inc.
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                        January 27, 2000



Dear Stockholder:

  We are furnishing this Information Statement to you in connection with the adoption of the Modem Media . Poppe Tyson, Inc. 1999 Stock Incentive Plan (the "1999 Plan") and the amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Class A and Class B common stock in order to effect a two-for-one stock split. The record date for the stock split will be February 16, 2000. Stockholders of record at the market close on the record date will receive one additional share of Modem Class A common stock for each Class A share held, and one additional share of Modem Class B common stock for each Class B share held.

  In order to adopt the 1999 Plan and amend our Certificate of Incorporation, we have obtained the written consent of holders of shares representing a majority of the votes entitled to be cast at a duly called meeting of stockholders. The principal stockholders of Modem Media . Poppe Tyson, Inc. ("Modem Media"), True North Communications Inc. and various of its subsidiaries, own all of the outstanding shares of our Class B common stock and control 82.3% of our voting power and have approved the adoption of the 1999 Plan and the amendment of our Certificate of Incorporation by written consent. WE ARE NOT ASKING YOU FOR A PROXY OR A WRITTEN CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR A WRITTEN CONSENT. We are sending this Information Statement to all holders of shares of Modem Media common stock.

  Thank you for your cooperation and continued support and interest in Modem Media.

                                        Sincerely,



                                        Gerald M. O'Connell
                                        Chairman of the Board and
                                        Chief Executive Officer

                             Dated January 27, 2000

                        Modem Media . Poppe Tyson, Inc.
                                230 EAST AVENUE
                           NORWALK, CONNECTICUT 06855

                             INFORMATION STATEMENT

  The Board of Directors of Modem Media . Poppe Tyson, Inc. ("Modem Media") is furnishing this Information Statement to you in connection with the adoption of the Modem Media 1999 Stock Incentive Plan (the "1999 Plan") and the amendment of our Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of Class A and Class B common stock in order to effect a two-for-one stock split. The record date for the stock split will be February 16, 2000. Stockholders of record at the market close on the record date will receive one additional share of Modem Class A common stock for each Class A share held, and one additional share of Modem Class B common stock for each Class B share held.

  In order to adopt the 1999 Plan and amend our Certificate of Incorporation, we obtained the written consent of holders of shares representing a majority of the votes entitled to be cast at a duly called meeting of stockholders. Modem Media's principal stockholders, True North Communications, Inc. and various of its subsidiaries (collectively, "True North"), own all of the outstanding shares of our Class B common stock and control 82.3% of our voting power and have approved the adoption of the 1999 Plan and the amendment of our Certificate of Incorporation by written consent. WE ARE NOT ASKING YOU FOR A PROXY OR A WRITTEN CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR A WRITTEN CONSENT.

  We are sending this Information Statement to all holders of shares of Modem Media common stock. The approximate date on which this Information Statement is being sent to shareholders is January 27, 2000.

Matters Covered

  The purpose of this Information Statement is to provide you with information regarding the 1999 Plan and the amendment of our Certificate of Incorporation to increase the number of authorized shares of Class A and Class B common stock. The 1999 Plan is attached to this Information Statement as Annex I, and the amendment to our Certificate of Incorporation is attached as Annex II.

Voting Securities and Principal Holders

  Pursuant to Modem Media's Certificate of Incorporation, Modem Media has authority to issue an aggregate of 50,000,000 shares of capital stock, consisting of 39,351,376 shares of Class A common stock, par value $0.001 per share, 5,648,624 shares of Class B common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. As of December 15, 1999, the outstanding number of shares of Class A common stock was 5,965,454, and the number of outstanding shares of Class B common stock was 5,558,163.

  Each outstanding share of Class A common stock is entitled to one vote on all matters submitted to a vote of Modem Media's stockholders, including the election of directors, and each share of Class B common stock is entitled to five votes on each such matter. Except as required by applicable law, holders of the Class A common stock and Class B common stock vote together as a single class on all matters. There is no cumulative voting in the election of directors.

                           1999 STOCK INCENTIVE PLAN

  In December 1999, the Board of Directors declared advisable and unanimously adopted the 1999 Plan, subject to approval of the stockholders. The 1999 Plan will provide for the granting of stock options, stock appreciation rights, restricted stock, merit awards, performance awards and other stock-based awards in order to facilitate the attraction, retention, and motivation of the best available personnel, enabling such persons to participate in our long-term growth and financial success.

  Our continued success depends upon our ability to attract and retain highly qualified and competent employees, directors and consultants. The Plan enhances that ability and provides additional incentive to such personnel to advance the interests of Modem Media and its stockholders.

  The following brief description of the material features of the 1999 Plan is qualified in its entirety by reference to the full text of the 1999 Plan that is attached to this Information Statement as Annex I.

Shares Available Under the 1999 Plan

  The number of shares of common stock that may be granted under the 1999 Plan is 1.5 million, less the aggregate number of shares which are issued or become outstanding under the 1999 Plan. The number of shares available under the 1999 Plan is subject to adjustment in the event of a corporate event that affects common stock (i.e., a recapitalization, stock split, stock combination, stock
reclassification, merger, or similar event).   Such adjustments may be made by
the Committee (as defined below). Shares available under the 1999 Plan may be drawn from authorized and unissued shares of common stock or authorized and issued shares of common stock.

Material Features of the 1999 Plan

  The Plan shall be administered by the Board of Directors or a committee of the Board of Directors comprised of at least two or more outside directors (the "Committee"). The Committee shall have, among other powers, the power to interpret and construe any provision of the Plan, to adopt rules and regulations for administering the Plan, and to perform other acts relating to the Plan, including the delegation of such administrative responsibilities as it deems to be reasonable and proper. Decisions of the Committee are final and binding on all parties.

  The Committee shall have sole discretion to grant to eligible participants one or more equity awards, including options, stock appreciation rights, restricted stock, merit awards, performance awards, or any combination thereof (each an "Award"). The Committee shall have the sole discretion to determine the number or amount of any Award to be awarded to any participant.

  Each Award will be evidenced by an award agreement (which may be in the form of a grant letter or notification) that will be delivered to the participant specifying the terms and conditions of the Award and any rules applicable to such Award. The material terms and features of the various forms of Awards available under the 1999 Plan are set forth below.

     Options - These are options to purchase shares of Class A common stock upon payment of a pre-established exercise price. Options granted may either be incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. The exercise price, vesting schedule (if any) and other terms and conditions of options granted under the 1999 Plan are established at the time of grant by the Committee, except that in the case of an incentive stock option, the exercise price shall be the fair market value of the option at the time of grant.

     Stock Appreciation Rights - These are rights to receive the difference between the price of the common stock at the date of grant and at the date of exercise. The Committee may grant a stock appreciation right that is independent of an option or granted in conjunction with an option.

     Restricted Stock - These are grants of stock to employees, directors or officers, subject generally to forfeiture and transfer restrictions which lapse in accordance with a vesting schedule or upon the satisfaction of specified conditions. The vesting schedule or conditions are established by the Committee at the time of grant.

     Merit Awards - These are Awards granted by the Committee to select employees, directors or consultants. The Committee has sole discretion to determine the amount of the Award and the criteria for receiving the Award.

     Performance Awards - These are rights to receive Awards, the receipt or vesting of which depends on the attainment of certain performance goals within a pre-established performance period. Performance criteria, the length of the performance period, and the form and time of payment of the Award are established by the Committee at the time of grant.

     Other Stock-Based Awards - These are Awards which the Committee may grant, in its sole discretion, which do not constitute any of the Awards described above. Such Awards shall have such terms and conditions as are established by the Committee.

     Change in Control - Unless otherwise provided in an award agreement, if a plan participant's employment is terminated without cause within one year following a change in control (as such terms are defined in the 1999 Plan), options, stock appreciation rights or other stock based awards immediately vest, and any restrictions on restricted stock are immediately lifted.

     Termination for Cause - If a plan participant's employment is terminated for cause, as defined in the 1999 Plan, all awards held by the participant which have not been exercised are forfeited, unless the Committee decides otherwise.

Eligible Participants

     Under the 1999 Plan, and as designated by the Committee, any employee, director or consultant to Modem Media may be a participant in the 1999 Plan and receive Awards thereunder.

     The 1999 Plan is a discretionary plan and, accordingly, it is not possible at present to determine the amount or form of any Award that will be available for grant to any individual during the term of the 1999 Plan.

Amendments to the 1999 Plan

     The Board of Directors may amend or terminate the 1999 Plan or any portion thereof at any time, but it will seek shareholder approval if such approval is necessary to comply with any tax or regulatory requirement with which the Board of Directors deems it necessary or desirable to comply.

Discussion of Certain Federal Income Tax Consequences

     Under current federal income tax law, the grant and/or exercise of Awards under the 1999 Plan would have the following material tax consequences.

     Incentive Stock Options. In general, no taxable income will be recognized by the holder of an option upon the grant or exercise of an incentive stock option. The optionee's tax basis in the shares received on the exercise of such an option will be equal to the option price paid by the optionee for such shares.

     If the stock received upon the exercise of an incentive stock option is held more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, any gain or loss recognized by the optionee on the subsequent sale of the stock will be a long-term capital gain or loss, as the case may be. If the shares received upon the exercise of an incentive stock option are disposed of prior to the end of such holding periods, an amount equal to the excess (if any) of (a) the lower of the disposition price or the fair market value of such shares on the date of exercise of the incentive stock option, over (b) the optionee's tax basis in such shares will be treated as ordinary income, and any further gain will be a short-term or long-term capital gain depending upon the period the shares were held. Any loss on the disposition of such shares will be a short-term or long-term capital loss depending upon the period the shares were held.

     Cancellation or Surrender. Consideration received by an optionee upon the surrender to, or cancellation by, Modem Media of an incentive stock option will be taxable as ordinary income to the optionee and generally allowed as an income tax deduction to Modem Media.

     Alternative Minimum Tax. In addition to the federal income tax consequences described above, an optionee holding an incentive stock option may be subject to the federal alternative minimum tax. In general, upon the exercise of any incentive stock option an amount equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price will be treated as an item of adjustment for purposes of the alternative minimum tax. If, however, the shares are disposed of in the same taxable year in which the exercise occurs, the maximum amount that will be treated as an item of adjustment will be an amount equal to the excess of the amount received upon such disposition over the exercise price.

     Non-Qualified Options. No taxable income will be recognized by the holder of an option upon the grant of a non-qualified stock option. Upon the exercise of the option, the excess of the fair market value of the shares at the time of such exercise over the exercise price will be treated as compensation. Any amounts treated as compensation (i) will be taxable as ordinary income to the optionee and (ii) generally will be allowed as an income tax deduction to Modem Media. The optionee's tax basis for shares acquired upon exercise of the option will be increased by any amounts so treated as compensation.

     Any gain or loss realized by an optionee on the subsequent sale of shares acquired upon the exercise of a non-qualified stock option will be short-term or long-term capital gain depending on the period the shares were held.

     Cancellation or Surrender. Consideration received by an optionee upon the surrender to, or cancellation by, Modem Media or a non-qualified stock option will be taxable as ordinary income to the optionee and generally allowed as an income tax deduction to Modem Media.

     Restricted Stock. Except in the case of a Section 83(b) election as described below, a recipient of restricted stock will, at the time stock vests, realize ordinary income in an amount equal to the fair market value of the stock and any other property received at the time of vesting, and Modem Media generally will be entitled to a corresponding deduction for federal income tax purposes. Any distributions made to the participant with respect to the stock during the period prior to vesting will be ordinary income to the participant and deductible as such by Modem Media (except in the case of a Section 83(b) election). Alternatively, a recipient of restricted stock may, at the time of receipt of such stock, elect under Section 83(b) of the Code to recognize the fair market value thereof as of the date of receipt, in which case Modem Media will be entitled to a corresponding deduction at that time. If a recipient of restricted stock makes a Section 83(b) election and subsequently forfeits the stock prior to lapsing of the relevant restrictions, the recipient will not recognize any ordinary income loss, for federal income tax purposes, with respect to such forfeiture.

     The basis of a participant in his or her stock received in respect of an Award of restricted stock generally will equal the amount of ordinary income recognized by the participant as described in the preceding paragraph. Upon disposition of such stock, the participant will generally recognize a long-term or short-term capital gain or loss, depending upon the holding period of the stock.

     Awards Settled in Property. Awards under the 1999 Plan that are settled in vested property, such as phantom restricted stock and performance awards, will generally cause the recipient to realize ordinary income, at the time of receipt, in the amount or fair market value of the property received. Modem Media will generally be entitled to a deduction of the same amount.

     Other Stock-Based Awards. The federal income tax consequences of other stock-based awards will depend upon the form such Awards take.

     The preceding discussion is based upon current provisions of the Code, which could change. This summary does not cover any state or local tax consequences.

     The 1999 Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor is it a qualified employee benefit plan under Section 401(a) of the Code.

                 AMENDMENT OF OUR CERTIFICATE OF INCORPORATION

     The Board of Directors has determined that it is in the best interests of Modem Media and its stockholders to increase the number of authorized Class A and Class B shares in order to accomplish the stock split described below. On December 17, 1999 the Board of Directors unanimously approved and recommended to the stockholders for their approval and adoption an amendment to Article FOURTH of our Certificate of Incorporation to increase the number of authorized shares of capital stock from an aggregate of 50,000,000 shares of capital stock to 61,025,865. The increase consists of 5,558,163 shares of Class A common stock, $0.001 par value per share, which means we are increasing the aggregate number of authorized Class A shares from 39,351,376 to 44,909,539, and 5,467,702 shares of Class B common stock, $0.001 par value per share, which means we are increasing the aggregate number of authorized Class B shares from 5,648,624 to 11,116,326. Modem Media's principal stockholder, True North, has approved the adoption of the amendment of our Certificate of Incorporation by written consent. A copy of the amendment is attached hereto as Annex II.

Reasons for Amending Article FOURTH

     On December 17, 1999, the Board of Directors approved a two-for-one stock split, payable in the form of a 100% stock dividend. Stockholders of record at the market close on February 16, 2000 will receive one additional share of Modem Media Class A common stock for each Class A share held, and one additional share of Modem Media Class B common stock for each Class B share held (the "Stock Split"). The increase in the authorized number of shares is needed in order to accomplish the Stock Split and is the only reason for the amendment.

     As of the date of this Information Statement, the Company is authorized to issue an aggregate of 50,000,000 shares of capital stock, consisting of (i) 39,351,376 shares of Class A common stock, (ii) 5,648,624 shares of Class B common stock and (iii) 5,000,000 shares of preferred stock. As of December 15, 1999, there were issued and outstanding (x) 5,965,454 shares of Class A common stock, (y) 5,558,163 shares of Class B common stock and (z) no shares of preferred stock.

     The amendment will increase the number of shares of Class B common stock only by the number of shares needed to complete the Stock Split. Since there are 90,461 authorized but unissued shares of Class B common stock, in order to declare the dividend of 5,558,163 Class B shares, we need to increase the number of authorized shares of Class B common stock by 5,467,702 to a total of 11,116,326.

     We have a sufficient number of authorized shares of Class A common stock under the Certificate of Incorporation to accomplish the Stock Split with respect to the Class A common stock. However, the Certificate of Incorporation requires that Modem Media at all times reserve and keep available out of the authorized and unissued shares of Class A common stock a sufficient number of shares of Class A common stock to permit the conversion of all outstanding shares of Class B common stock, as permitted under the Certificate of Incorporation. Because the Stock Split will increase the number of outstanding shares of Class B common stock by 5,558,163, the Certificate of Incorporation is being amended to increase the number of authorized shares of Class A common stock by 5,558,163 to permit the conversion of the additional shares of Class B common stock to be issued in the Stock Split.

The Authorized Shares

     The additional shares of Class A and Class B common stock that will be authorized by the amendment will be identical to the currently authorized and issued shares of Class A and Class B common stock, respectively. No stockholder of Modem Media has, or as a result of the proposed amendment would have, any preemptive right to subscribe for, purchase or otherwise acquire any stock of Modem Media.

Effect of the Amendment

  The amendment to our Certificate of Incorporation will increase the number of authorized shares of capital stock from an aggregate of 50,000,000 shares of capital stock to 61,025,865. The increase consists of 5,558,163 shares of Class A common stock, which means we are increasing the aggregate number of authorized Class A shares from 39,351,376 to 44,909,539, and 5,467,702 shares of Class B common stock, which means we are increasing the aggregate number of authorized Class B shares from 5,648,624 to 11,116,326 shares. For each of the two classes of our common stock, the number of additional shares of common stock being authorized by the amendment to the Certificate of Incorporation will not exceed the number of shares of such class to be issued in the Stock Split. The Stock Split will not affect the proportionate equity interest in Modem Media of any holder of Modem Media common stock.

  The amendment to Article FOURTH will become effective upon the filing with the Secretary of State of Delaware of a Certificate of Amendment to the Company's Certificate of Incorporation, which filing is expected to take place prior to the record date of the Stock Split, which will be February 16, 2000.


                            PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information with respect to the beneficial ownership of Modem Media's common stock as of December 15, 1999 for:

  . each person or entity who is known by Modem Media to beneficially own five percent or more of the outstanding shares of either class of common stock of Modem Media;
  .  each director;
  .  each executive officer; and
  .  all directors and executive officers of Modem Media as a group.

                                                            Class A                      Class B              Common
                                                          Common Stock                 Common Stock           Stock
                                              ---------------------------------    --------------------------------------
                                                   Shares                                 Shares
                                                Beneficially        Percent of         Beneficially      Percent of Total
Name                                             Owned (1)          Ownership            Owned (1)          Voting Power
----                                          --------------     --------------     ------------------  -----------------
True North Communications Inc...............              --                 --           5,558,163                82.3%
 101 East Erie Street
 Chicago, Illinois 60611 (2)
Provident Investment Counsel, Inc...........         360,350                6.0%                 --                 1.1%
 300 North Lake Avenue
 Pasadena, California 91101 (3)
Gerald M. O'Connell (4).....................       1,125,773               18.6%                 --                 3.3%
Douglas C. Ahlers (5).......................       1,047,774               17.5%                 --                 3.1%
Robert C. Allen, II (6).....................         305,889                5.1%                 --                   *
Robert H. Beeby (7)(8)......................          18,500                  *                  --                   *
Donald M. Elliman, Jr. (9)..................              --                 --           5,558,163                82.3%
Sloane Levy.................................              --                 --                  --                  --
Don Peppers (10)............................          23,500                  *                  --                   *
Steven C. Roberts (11)......................          15,014                  *                  --                   *
Donald L. Seeley (12).......................             500                 --           5,558,163                82.3%
William Zierolf.............................              --                 --                  --                  --
Joseph R. Zimmel (13).......................          17,500                  *                  --                   *
All directors and executive officers as a          1,506,676               24.5%          5,558,163                86.3%

 group (ten persons) (14)(15)...............

*    Less than one percent.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Class A common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of December 15, 1999 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(2) Includes shares of Class B common stock held by various wholly-owned subsidiaries of True North Communications Inc.

(3) Provident Investment Counsel, Inc. ("Provident") and Robert M. Kommerstad, a shareholder of a predecessor business of Provident, filed a statement with the Securities and Exchange Commission on Schedule 13G under the Securities Exchange Act of 1934, as amended, disclosing beneficial ownership of greater than 5% of the Modem Media Class A common stock (360,350 shares). According to the statement, Provident's beneficial ownership of the Class A common stock is direct as a result of Provident's discretionary authority to buy, sell and vote shares of such common stock for its investment advisory clients. Mr. Kommerstad no longer has beneficial ownership of any of the Class A common stock and is no longer a reporting person.

(4) Includes 79,800 shares of Class A common stock subject to options which are exercisable within 60 days of December 15, 1999.

(5) Includes 22,800 shares of Class A common stock subject to options which are exercisable within 60 days of December 15, 1999.

(6) Includes 29,800 shares of Class A common stock subject to options which are exercisable within 60 days of December 15, 1999.

(7) Includes 1,000 shares of Class A common stock beneficially owned by Mr. Beeby's wife.

(8) Includes 17,500 shares of Class A common stock subject to options which are exercisable within 60 days of December 15, 1999.

(9) Includes 5,558,163 shares of Class B common stock beneficially owned by True North and its wholly-owned subsidiaries. Mr. Elliman, who is a director of True North Communications Inc., disclaims beneficial ownership of such shares.

(10) Includes 17,500 shares of Class A common stock subject to options which are exercisable within 60 days of December 15, 1999.

(11) Includes 14,164 shares of Class A common stock subject to options which are exercisable within 60 days of December 15, 1999.

(12) Includes 5,558,163 shares of Class B common stock beneficially owned by True North and its wholly-owned subsidiaries. Mr. Seeley, who is a director, Vice Chairman and Chief Financial Officer of True North Communications Inc., disclaims beneficial ownership of such shares.

(13) Includes 17,500 shares of Class A common stock subject to options which are exercisable within 60 days of December 15, 1999.

(14) Includes an aggregate of 176,264 shares of Class A common stock subject to options held by directors and executive officers of Modem Media, which are exercisable within 60 days of December 15, 1999.

(15) The address of each of the individuals listed is c/o Modem Media . Poppe Tyson, Inc., 230 East Avenue, Norwalk, Connecticut 06855.

                                   MANAGEMENT

Director Compensation

  Modem Media directors who are not also employees of Modem Media, or employees or directors of True North, receive options to acquire 17,500 shares of Class A common stock when they join the Board of Directors. In addition, such outside directors receive options on 5,000 shares of Class A common stock for each year of service and $1,000 for each meeting they attend. Directors who are also employees of Modem Media, or employees or directors of True North, do not receive any additional compensation for serving on the Board of Directors.

Committees of the Board of Directors

  Modem Media has established an Audit Committee composed of two directors, which is required to maintain Modem Media's listing on the Nasdaq National Market. No member of the Audit Committee is an employee of Modem Media or True North or a director of True North. The Audit Committee reports to the Board of Directors regarding the appointment of the independent public accountants of Modem Media, the scope and fees of prospective annual audits and the results thereof, compliance with Modem Media's accounting and financial policies and management's procedures and policies relative to the adequacy of Modem Media's internal accounting controls.

Compensation Committee Interlocks and Insider Participation

  The Board of Directors has established a Compensation Committee comprised of independent directors that makes determinations regarding the compensation of executive officers of Modem Media. Before the Board of Directors established the Committee, the compensation of executive officers of Modem Media was determined by directors of Modem Media who were not officers of Modem Media. No interlocking relationship exists between Modem Media's Board of Directors and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

Limitation of Liability and Indemnification Matters

  Modem Media's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. The Delaware General Corporation Law provides that a corporation's certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director for monetary damages for breach of his or her fiduciary duties as a director, except for liability for:

 .   any breach of the duty of loyalty to the corporation or its stockholders;

 .   acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

 .   unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

 .   any transaction from which the director derives an improper personal benefit.

  Modem Media's Bylaws provide that Modem Media shall indemnify its directors and officers and may indemnify its employees and agents to the fullest extent permitted by Delaware law.

  Modem Media has entered into agreements to indemnify some of its directors and officers in addition to the indemnification provided for in its Certificate of Incorporation and Bylaws. Under these agreements, Modem Media is obligated to indemnify its directors and officers for expenses, attorneys' fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding arising out of such person's services as a director or officer of Modem Media, any subsidiary of Modem Media or any other company or enterprise to which the person provides services at the request of Modem Media. Modem Media believes that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer or persons controlling Modem Media pursuant to the foregoing provisions, Modem Media has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

  At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of Modem Media where indemnification will be required or permitted. Modem Media is not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

Executive Compensation and Employment Agreements

  The following table sets forth information concerning the compensation received for each of the last two years for services rendered to Modem Media by its current Chief Executive Officer and each of the other most highly-compensated executive officers of Modem Media during the year ended December 31, 1999 whose total compensation in fiscal 1999 equaled or exceeded $100,000:


                          SUMMARY COMPENSATION TABLE

                                                                                                            Long-Term
                                                                                                          Compensation
                                                                 Annual Compensation                         Awards
                                                     --------------------------------------------      ----------------
                                                                                                           Securities
                                                                                                          Underlying
Name and Principal Position                              Year          Salary            Bonus               Options
---------------------------                          -----------  ---------------   -------------      ----------------
Gerald M. O'Connell                                        1999         $300,000         $150,000                    --
 Chief Executive Officer..........................         1998         $300,000         $ 90,000               142,500

Robert C. Allen, II                                        1999         $300,000         $150,000                    --
 President........................................         1998         $300,000         $ 90,000               142,500

Steven C. Roberts                                          1999         $184,406         $120,000               100,000
 Chief Financial Officer..........................         1998         $175,000         $ 85,000                60,454

Sloane Levy(1)                                             1999         $106,240         $ 40,000                30,000
 Vice President and General Counsel...............         1998               --               --                    --

William Zierolf(2)                                         1999         $ 41,026         $ 66,410 (3)           250,000
 Senior Vice President, Corporate Development.....         1998               --               --                    --

(1) Ms. Levy commenced employment with Modem Media as General Counsel in May, 1999.
(2) Mr. Zierolf commenced employment with Modem Media as Senior Vice President, Corporate Development in October, 1999.
(3) The amount shown includes a signing bonus of $50,000 paid to Mr. Zierolf upon his employment by Modem Media.

  The following table sets forth information as to options granted to the executive officers during the fiscal year ended December 31, 1999.

                       OPTION/SAR GRANTS IN FISCAL 1999


                                                   Percent
                                     Number of      Total                                         Potential Realizable
                                    Securities    Options/                                          Value at Assumed
                                    Underlying      SARs                                          Annual Rate of Stock
                                     Options/    Granted to                                     Appreciation for Option
                                       SARs       Employees    Exercise                                  Term(3)
                                    Granted(1)    in Fiscal   Price Per   Expiration         ------------------------------
Name                                    (#)         Year      Share(2)       Date                5%                 10%
----                                -----------  -----------  ----------  ----------         ----------         -----------
Gerald M. O'Connell...............          --         0.00%         --           --                 --                  --
Robert C. Allen, II...............          --         0.00%         --           --                 --                  --
Steven C. Roberts.................     100,000         7.03%     $19.56      7/28/09         $1,230,275         $ 3,117,759
Sloane Levy.......................      10,000         0.70%     $26.75      5/17/09         $  168,229         $   426,326
                                        20,000         1.41%     $59.63      12/6/09         $  749,957         $ 1,900,538
William Zierolf...................     250,000        17.57%     $42.81     10/18/09         $6,730,745         $17,057,029

----------
(1) Except as indicated below, the options vest as to one-third of the underlying common stock on the first anniversary of the date of grant and as to an additional one-third on each anniversary thereafter. With regard to 10,000 of the options granted to Ms. Levy, the options vest as to 20% of the underlying common stock on the date of grant and as to an additional 20% on each anniversary of the grant date thereafter. With regard to 150,000 of the options granted to Mr. Zierolf, the options vest as to all of the underlying common stock upon the sixth anniversary of the grant date, subject to acceleration upon attainment of certain performance targets.

(2) Options were granted at an exercise price equal to 100% of the fair market value of Modem Media's Class A common stock on the date of grant, as determined by the Board of Directors.

(3) This column shows the hypothetical gains or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full ten-year term of the options. The assumed rates of appreciation are mandated by the rules of the Commission and do not represent Modem Media's estimate or projection of future common stock prices.

  The following table sets forth information with respect to unexercised options held by the executive officers as of December 31, 1999.


              AGGREGATE STOCK OPTION/SAR EXERCISES IN FISCAL 1999

                          AND FISCAL YEAR-END VALUES

                                                                         Number of Securities
                                       Shares                           Underlying Unexercised        Value of Unexercised
                                      Acquired on         Value              Options/SARs           In-the-Money Options/SARs
                                      Exercise (#)      Realized ($)       December 31, 1999         at December 31, 1999 (1)
                                     -------------     -------------  ---------------------------  ---------------------------
Name                                                                  Exercisable   Unexercisable  Exercisable   Unexercisable
-----                                                                 ------------  -------------  ------------  -------------
Gerald M. O'Connell................            --                --        79,800        100,700     4,722,051      5,965,972
Robert C. Allen, II................        50,000         2,912,472        29,800        100,700     1,767,885      5,965,972
Steven C. Roberts..................        29,449         1,701,053         9,500        146,119       563,588      7,807,922
Sloane Levy........................         2,000            85,500            --         28,000           --         564,000
William Zierolf....................            --                --            --        250,000           --       6,891,250

----------
(1) Calculated by determining the difference between the exercise price and the deemed fair market value of the securities underlying the options at December 31, 1999.

  In December 1996, Modem Media entered into five-year employment agreements with each of Messrs. O'Connell and Allen providing for an initial annual base salary of $300,000 each, subject to increases at the discretion of Modem Media's Board of Directors. Messrs. O'Connell and Allen currently receive base salaries of $300,000 each. Pursuant to the employment agreements, if Modem Media terminates any executive's employment without cause, the executive is entitled to receive severance benefits equal to salary plus profit sharing for a period equal to the lesser of three years after such termination or the time remaining in the initial term of employment. In addition, each of Messrs. O'Connell and Allen has agreed to certain confidentiality, noncompetition and nonsolicitation provisions.

  In December 1996, Modem Media entered into an employment agreement with Mr. Roberts providing for an initial annual base salary of $150,000. Mr. Roberts currently receives a base salary of $200,000. Pursuant to the employment agreement, if Modem Media (or a successor) terminates Mr. Roberts' employment without cause, he is entitled to receive severance benefits equal to one year's salary plus any applicable bonuses. Upon a change of control of Modem Media, the vesting of Mr. Roberts' stock options outstanding on December 15, 1999 will be accelerated by one year. If Mr. Roberts' employment is terminated without cause or for good reason within 18 months following a change of control, the vesting of these options will be subject to acceleration by an additional one year period. In addition, Mr. Roberts has agreed to certain confidentiality, noncompetition and nonsolicitation provisions.

  In April 1999, Modem Media entered into an employment agreement with Ms. Levy providing for an initial base salary of $170,000. Pursuant to the employment agreement, if Modem Media terminates Ms. Levy's employment without cause, she is entitled to receive severance benefits equal to one year of base salary plus any other payments to which she may be entitled to at that time. Ms. Levy has also agreed to certain confidentiality and nonsolicitation provisions.

  In October 1999, Modem Media entered into an employment agreement with Mr. Zierolf providing for an initial base salary of $200,000 and a one-time signing bonus of $50,000. Pursuant to the employment agreement, if Mr. Zierolf's employment is terminated without cause within 18 months following a change of control of Modem Media, the vesting of options granted to him will be accelerated by one year. Mr. Zierolf has also agreed to certain confidentiality and nonsolicitation provisions.

Stock Plans

  1997 Stock Option Plan

  Modem Media has established a stock option plan pursuant to which a total of 3,040,000 shares of Class A common stock have been reserved for issuance to provide additional incentive to its employees, officers, directors and consultants. Pursuant to the stock option plan, Modem Media may grant stock options and stock purchase rights to Modem Media's employees, officers, directors and consultants. The Board of Directors, or a committee to whom the Board of Directors has delegated authority (the "Plan Administrator"), selects the individuals to whom options and stock purchase rights are granted, interprets and adopts rules for the operation of the stock option plan and specifies the vesting, exercise price and other terms of options and stock purchase rights. As of December 15, 1999, options to purchase an aggregate of 3,289,629 shares of Class A common stock had been granted, at a weighted average exercise price of $20.68 per share. The number of options granted exceeding the number reserved for issuance consist of options granted but subsequently forfeited and returned to the Company pursuant to the Plan. In connection with the removal of the non-strategic operations originally contributed to Modem Media, True North has agreed to satisfy up to an aggregate of 289,516 options held by employees of True North and its affiliates, including Poppe Tyson, Inc. Accordingly, upon exercise of such options, the exercise price will be paid to True North and True North will surrender an equivalent number of shares of common stock to Modem Media.

  The maximum term of an incentive stock option granted under the Plan is generally limited to ten years. If an optionee terminates his or her service with Modem Media, the optionee generally may exercise only those options vested as of the date of termination of service. Unless otherwise specified in the option agreement, the optionee must effect such exercise within three months of termination of service for any reason other than death or disability, and within one year after termination due to death or disability. The exercise price of incentive stock options granted under the stock option plan must be at least equal to the fair market value of the Class A common stock of Modem Media on the date of grant. Payment of the exercise price may be made by such methods as determined by the Plan Administrator and may include cash, check, a promissory note or shares of Modem Media's Class A common stock valued at the fair market value on the date of exercise.

  Terms of any stock purchase rights granted under the stock option plan shall be determined by the Plan Administrator at the time such rights are issued. Upon the termination of a purchaser's service with Modem Media, Modem Media shall have an option to repurchase his or her shares at the original price paid by the purchaser.

  In the event Modem Media is acquired or merges with another entity or transfers all or substantially all of its assets, then each outstanding option and stock purchase right shall automatically vest and become fully exercisable unless the successor entity assumes such option or stock purchase right or replaces it with a comparable option or right.

  Modem Media Advertising Limited Partnership 1996 Option Plan

  Modem Media Advertising Limited Partnership (the "Limited Partnership") established an option plan pursuant to which units (the "Units") representing assignments of beneficial ownership of the Limited Partnership were reserved for issuance to provide additional incentives to its key employees, consultants, officers and directors. The Limited Partnership ceased to have its own separate existence prior to Modem Media's initial public offering in February 1999 and the terms and the conditions of the option plan were assumed by Modem Media. Pursuant to the terms of the option plan, Units acquired under the option plan were converted into shares of Class A common stock. As of December 15, 1999, options to purchase an aggregate of 345,246 shares of Class A common stock had been granted, at a weighted average of exercise price of $0.64. As of December 15, 1999, all available options had been granted under the option plan and there will be no further grants under this option plan. Upon the date of grant, each option was fully vested. The plan is administered by the Board of Directors and the Compensation Committee of the Board. The Board of Directors and the Compensation Committee selects the individuals to whom options are granted, sets the terms and conditions of the option (including the terms and conditions of the exercise price) and interprets the provisions of the option plan.

  The maximum term of an option granted under the option plan is ten years. For the ninety-day period following an option holder's termination of employment, Modem Media shall have the right to repurchase all options held by the option holder at a price equal to the fair market value of the options as of the date of notice of repurchase. In the event that Modem Media is acquired or merges with another entity or transfers all or substantially all of its assets (other than to Modem Media), each option shall entitle the holder of the option to purchase shares of the acquiring or successor company at not less than the excess of the fair market value of the shares purchasable pursuant to the options over the exercise price of the option.

                                                                         ANNEX I


                         MODEM MEDIA.POPPE TYSON, INC.

                           1999 STOCK INCENTIVE PLAN

Section 1. Establishment

  Modem Media . Poppe Tyson, Inc., a Delaware corporation ("MMPT") hereby establishes the Modem Media . Poppe Tyson, Inc. 1999 Stock Incentive Plan (the "Plan").

Section 2. Purpose

  The purpose of this Stock Incentive Plan is to promote the interests of MMPT and its shareholders by (a) providing an attractive compensation vehicle to attract and retain the best available personnel and (b) providing additional incentives to Employees, Directors and Consultants to promote the success of MMPT's business.

Section 3. Definitions

  (a) "Award" shall mean a grant of Options, Stock Appreciation Rights, Restricted Stock, Merit Award, Performance Award, distributions under other compensation programs pursuant to Section 13 or other Stock Based Award made under the Plan.

  (b)  "Board" shall mean the Board of Directors of MMPT.

  (c) "Cause" shall mean (A) misconduct in the performance of duties with the Company, (including violation of MMPT's policies or agreements relating to noncompetition or confidentiality); (B) failure (other than due to Disability) to substantially perform the duties of one's job; (C) engaging in illegal conduct (other than any misdemeanor, traffic violation or similar misconduct) in connection with the performance of duties for the Company; or (D) commission of a felony. In the case of a termination for "cause" the determination of the Committee as to whether "cause" exists shall be final and binding.

  (d) "Change in Control" shall mean the occurrence of any of the following events, (i) the consummation of a merger or consolidation of MMPT with any other corporation, other than a merger or consolidation which would result in the voting securities of MMPT outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of MMPT or such surviving entity outstanding immediately after such merger or consolidation (ii) the consummation of the sale or disposition by NEMPT of all or substantially all of the MMPT's assets, or
       (iii) any person (as such term is used in Sections 13(d) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner (as defined in Rule l3d-3 under said Act), directly or indirectly, of securities of MMPT representing fifty percent (50%) or more of the total voting power represented by MMPT's then outstanding voting securities (excluding any beneficial owner, as of the date of the Effective Date, of at least 50% of the total voting power represented by MMPT's outstanding voting securities).

  (e)  "Code" means the Internal Revenue Code of 1986, as amended.

  (f) "Committee" shall mean the Board or a committee of the Board comprised of at least two or more outside directors (within the meaning of Code
       Section 162(m)(4)(C)) all of whom are "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act).

  (g)  "Common Stock" means the common stock of MMPT.

  (h) "Company" shall mean Modem Media . Poppe Tyson, Inc., a Delaware corporation and its Subsidiaries.

  (i) "Consultant" shall mean any person who is engaged by the Company to render consulting or advisory services to such entity.

  (j)  "Director" shall mean a member of the Board.

  (k)  "Disability" shall mean total and permanent disability as defined in
       Section 22(e)(3) of the Code.

  (l) "Employee" shall mean any person, including Officers and Directors, employed by the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by MMPT or (ii) transfers between locations of MMPT or between MMPT and any Subsidiary, or any successor. Neither service as a Director nor payment of a Director's fee by MMPT shall be sufficient to constitute "employment" by the Company.

  (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (n) "Fair Market Value" means as of any date, the closing price of a share of Common Stock on the Nasdaq Stock Market on the applicable valuation date (or, if the Common Stock is not then traded on the Nasdaq Stock Market, the closing price reported on the principal market (as determined by the Committee)) or, if no trade of the Common Stock shall have been made on that day, the next preceding day on which there was a trade of the Common Stock; provided, however, that if the Common Stock has not been traded for ten trading days or if there ceases to be a principal market for the Common Stock, the "Fair Market Value" of such Common Stock shall be determined by the Committee in its reasonable discretion and in good faith, and in the case of an Incentive Stock Option, in accordance with
       Section 422 of the Code.

  (o)  "Incentive Stock Option" shall mean an Option meeting the requirements of
       Section 422 of the Code.

  (p)  "Merit Awards" shall mean Common Stock Awarded pursuant to Section 11.

  (q) "MMPT" shall mean Modem Media . Poppe Tyson, Inc., a Delaware corporation.

  (r) "Nonqualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

  (s) "Option" shall mean an Option to purchase shares of Common Stock pursuant to the provisions of this Plan.

  (t) "Option Price" shall mean the purchase price of one share of Common Stock subject to an Option.

  (u) "Other Stock Based Awards" shall mean an award of Common Stock or an award that is valued in whole or in part by reference to, or otherwise based on, the Fair Market Value of Common Stock which is made as provided in Section 14.

  (v) "Participant" shall mean a Service Provider who has been selected by the Committee to receive an Award under this Plan.

  (w)  "Performance Award" shall mean those awards made pursuant to Section 12.

  (x) "Performance Goals" shall mean such targets or goals established in-writing by the Committee from time to time. With respect to Participants subject to Section 162(m) of the Code, Performance Goals shall be based on any one of the following: return on equity, return on investment, shareholder return, current ratio, firm value, long-term debt to total capital ratio, net working capital, operating cash flow, costs, price/book ratio, return on assets, return on capital employed, revenues, stock price, total debt-total capital ratio, employee recruitment, completions of acquisitions, joint ventures or other alliances, new business development, expansion/ establishment of new offices, increased utilization, creation of work flow systems and patent creation.

  (y) "Performance Period" shall mean the period designated by the Committee in its discretion, during which Performance Goals shall be measured.

  (z) "Plan" shall mean this Modem Media . Poppe Tyson, Inc. 1999 Stock Incentive Plan, as amended from time to time.

  (aa) "Restricted Period" shall mean the period designated by the Committee during which Restricted Stock is subject to restrictions on Transfer.

  (bb) "Restricted Stock" shall mean shares of Common Stock that are subject to restrictions as provided in Section 10.

  (cc) "Retirement" shall mean termination of employment from the Company (other than due to death, Disability or termination for Cause) on or after the date the Participant reaches age 55; provided, that Participant has completed at least five (5) years of service with the Company.

  (dd) "Service Provider" shall mean an Employee, Director or Consultant.

  (ee) "Stock Appreciation Right" shall mean those rights described in Section
       9.

  (ff) "Subsidiary" shall mean (i) any entity that, directly or indirectly, is controlled by MMPT or (ii) any entity in which MMPT has a significant equity interest, in either case as determined by the Board of directors or, if so authorized by the Board, the Committee.

  (gg) "Transfer" shall mean the gift, sale, assignment, transfer, pledge hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of any shares of Common Stock or any interest therein.

Section 4. Administration

  The Plan shall be administered by the Committee which shall have full authority to administer the Plan, including, without limitation, the authority and the discretion to interpret and construe any provision of the Plan, to adopt such rules and regulations for administering the Plan as it may deem necessary, to determine the terms of any award, and to perform all other acts relating to the Plan, including the delegation of such administrative responsibilities as it deems to be reasonable and proper. Decisions of the Committee shall be final and binding on all parties. No members of the Committee shall be liable to any employee or Participant for any action, omission or determination relating to the Plan.

Section 5. Shares Available

  Shares of Common Stock available under the Plan may be authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock. The maximum number of shares of Common Stock available for Awards under this Plan shall be 1,500,000 shares, reduced by the aggregate number of shares which are issued upon Award or that become subject to an outstanding Award. The maximum number of shares of Common Stock that may be awarded to any Participant during the term hereof under this Plan in the aggregate shall be 750,000 shares. To the extent that shares of Common Stock related to outstanding Awards are not issued either because such Awards are forfeited or terminated, these shares shall again become immediately available for Awards. Any Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company, or with which MMPT or a Subsidiary combines, shall not be counted against the shares of Common Stock available for Awards under the Plan.

Section 6. Effective Date

  This Plan shall be effective on December 17, 1999, (the "Effective Date") subject to the approval of the Plan by a majority of the holders of the shares of MMPT.

Section 7. Eligibility

  Awards may be granted to any Service Provider, in the sole discretion of the Committee.

Section 8. Stock Options

  (a) Option Grant. Subject to the terms of this Section 8, the Committee may grant Nonqualified Stock Options to any Service Provider. Incentive Stock Options may be granted only to Employees. Each Option granted under the Plan shall be evidenced by an agreement or notice of grant that designates each Option as an Incentive Stock Option or a Nonqualified Stock Option and contains such terms and conditions as the Committee, in its sole discretion exercised in accordance with the terms of the Plan, determines.

  (b) Option Price. The Option Price shall be determined by the Committee but in the case of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock on the date of grant.

  (c) Term of Option. Options granted under the Plan shall expire no later than ten (10) years from the date of grant or such earlier date specified by the Committee. Notwithstanding the preceding sentence, the Committee may, in the case of certain Nonqualified Stock Options granted outside of the United States, extend the term of an Option beyond ten (10) years from the date of grant.

  (d) Exercisability. The Committee shall determine the dates after which Options may be exercised in whole or in part; provided, however, that no Option shall be exercisable after the expiration of the term of such Option. Subject to the preceding sentence, the Committee may amend an Option to accelerate the date after which such Option may be exercised in whole or in part. An Option which has not been exercised on or prior to the date it expires shall be canceled.

  (e) Incentive Stock Options. Notwithstanding anything in Sections 8(a) through 8(d) to the contrary, no Incentive Stock Option shall be granted to any Employee who, at the time the option is granted owns (directly or indirectly within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock-of MMPT, any Subsidiary or Parent unless (i) the Option Price under such Option is at least 110% of the Fair Market Value of a share of Common Stock on the date of grant, and (ii) the Option expires no later than the day preceding the fifth anniversary of the date of grant.

  (f) Manner of Exercise and Payment. A Participant shall exercise an Option, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee and paying the Option Price for each share of Common Stock to be purchased under the Option. Payment of the Option Price shall be made:

     (i) in cash or by certified check, bank draft or money order payable to the order of Modem Media. Poppe Tyson, Inc. (or other equivalent method acceptable to the Committee) equal to the Option Price for the shares to be exercised, payable in such currency as the Committee determines;

     (ii) through the delivery of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Option Price for the shares to be purchased;

     (iii) through the withholding of Common Stock issuable upon exercise with an aggregate Fair Market Value equal to the Option Price for the shares to be purchased; and

     (iv) by any combination of the above methods of payment;


provided, however, that the Company shall not be obligated to purchase or accept the surrender in payment of any shares of Common Stock if any such action would be prohibited by applicable law or if the Committee determines that such action is not in the best interests of the Company. The Committee shall determine the method for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate.

  (g) Former Incentive Stock Option Holders' Notification Obligation. If a Participant disposes of Common Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option, or (ii) within one year after the Common Stock is transferred to the Participant, the Participant shall notify the General Counsel of MMPT of such disposition and of the amount realized upon such disposition.

Section 9. Stock Appreciation Rights.

  (a) Stock Appreciation Right Grant. Subject to the terms of this Section 9, the Committee may grant a Stock Appreciation Right that is (i) independent of an Option, or (ii) granted in conjunction with an Option (or portion thereof). A Stock Appreciation Right granted in conjunction with an Option may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option.

  (b) Grant Price.  The "Grant Price" of a Stock Appreciation Right shall be:
(i) in the case of a Stock Appreciation Right that is granted independent of an Option, as determined by the Committee in its sole discretion; or (ii) in the case of Stock Appreciation Right granted in conjunction with an Option, equal to the Option Price.

  (c) Term of Stock Appreciation Right. Stock Appreciation Rights granted under the Plan shall expire no later than ten (10) years from the date of grant or such earlier date specified by the Committee; provided, however, that a Stock Appreciation Right granted in conjunction with an Option shall expire at the same time the Option expires.

  (d) Exercisability. The Committee shall determine the dates after which Stock Appreciation Rights may be exercised in whole or in part; provided, however, that no Stock Appreciation Right shall be exercisable prior to the completion of the approval features set forth in Section 6 or after the expiration of the term of such Stock Appreciation Right. Subject to the preceding sentence, the Committee may amend a Stock Appreciation Right to accelerate the date after which such Stock Appreciation Right may be exercised in whole or in part. A Stock Appreciation Right that has not been exercised on or prior to the date it expires shall be canceled. A Stock Appreciation Right that is exercised in conjunction with an Option (or portion thereof) shall not be exercised unless such Option (or portion thereof) is otherwise exercisable, and such a Stock Appreciation Right shall be canceled to the extent the Option to which it relates has been exercised, has expired, or been terminated or canceled.

  (e) Exercise of Stock Appreciation Right. A Participant may exercise a Stock Appreciation Right, in whole or in part, by providing notice of exercise in accordance with the method prescribed by the Committee. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive from the Company with respect to each share of Common Stock to which such Stock Appreciation Right is exercised an amount in cash or Common Stock equal to the excess of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Grant Price of the Stock Appreciation Right. Upon exercise, the Company shall pay such amount in cash and/or Common Stock at the discretion of the Committee. The number of shares of Common Stock, if any, issued as a result of the exercise of a Stock Appreciation Right shall be based on the Fair Market Value of such shares of Common Stock on the date of exercise. Upon the exercise of a Stock Appreciation Right (or portion thereof), granted in conjunction with an Option (or portion thereof), the Option (or portion thereof) to which such Stock Appreciation Right relates shall be deemed in the case of a cash payment to have been canceled and in the case of a payment in Common Stock to have been exercised.

Section 10. Restricted Stock.

  (a) Restricted Stock Grant. Subject to the terms of this Section 10, the Committee may grant Restricted Stock, the restrictions on which lapse In accordance with the terms specified by the Committee, to selected Service Providers for such reasons and in such amounts as the Committee in its sole discretion, may determine. The Committee may amend a Restricted Stock Award to accelerate the date on which restrictions on all or part of such Award will lapse. As a condition to any Award of Restricted Stock, the Committee may require a Service Provider to pay to the Company a non-refundable amount equal to, or in excess of, the par value of the shares of Restricted Stock awarded.

  (b) Restrictions. During the Restricted Period, a Participant may not Transfer any shares of Restricted Stock except, consistent with Section 17(b), as provided in the agreement or award under which the Restricted Stock is granted.

  (c) No Other Restrictions. Except as otherwise provided in this Section 10 or in an agreement or award under which Restricted Stock is granted, Participants shall enjoy all other rights of ownership associated with the Restricted Stock, including, without limitation, the right to vote such shares and to receive dividends on these shares.

  (d) Legend. Each certificate of Common Stock issued in connection with a Restricted Stock award under the Plan shall be registered in the name of the Participant to whom the Restricted Stock was awarded, deposited with MMPT together with a stock power endorsed in blank, and bear the following or a substantially similar legend:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE GIVEN, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF (WHETHER FOR OR WITHOUT CONSIDERATION, AND WHETHER VOLUNTARILY, INVOLUNTARILY OR BY OPERATION OF LAW) UNLESS SUCH GIFT, SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION COMPLIES WITH THE MODEM MEDIA . POPPE TYSON, INC. 1999 STOCK INCENTIVE PLAN AND THE AGREEMENT OR AWARD UNDER WHICH THE SECURITIES WERE ISSUED TO THE PARTICIPANT.

  (e) Revised Certificates. When the restrictions to which the Restricted Stock is subject lapse or are otherwise satisfied MMPT shall deliver to the Participant holding the Restricted Stock a certificate or certificates of Common Stock without the legend referred to in Section 10(d), for the number of shares of Restricted Stock pursuant to which all restrictions have lapsed or been satisfied.

Section 11. Merit Awards.

  The Committee may from time to time make an Award of Common Stock under the Plan to selected Service Providers for such reasons and in such amounts as the Committee, in its sole discretion, may determine. As a condition to any such Merit Award, the Committee may require a Participant to pay the Company an amount equal to, or in excess of, the par value of the shares of Common Stock awarded.

Section 12. Performance Awards.

  (a) Performance Awards. The Committee may from time to time make an Award (which may be a Restricted Stock Award, Merit Award or Other Stock Based Award), the receipt of which, or the vesting of which, depends upon the attainment of certain Performance Goals within a stated Performance Period. There may be more than one Performance Period in existence at any one time, and the duration of the Performance Periods may differ from each other. No Performance Award may be paid prior to the date the Plan is approved by MMPT's shareholders as provided in Section 6.

  (b) Granting Performance Awards. Subject to the terms of this Plan, the Committee shall determine within the first 90 days of the Performance Period (or if shorter, within the first quarter of such Performance Period) (i) the Service Providers who shall be eligible to receive a Performance Award, and (ii) for each such Service Provider or group of Service Providers, the Performance Goal and the Award or range of Awards payable upon attainment of such Performance Goals (or a percentage of such Performance Goals).

  (c) Revision of Awards or Goals. The Committee's discretion to revise the Performance Goals and the Awards payable upon attainment of the Performance Goals shall be limited to reducing or eliminating the amount of an Award otherwise payable upon attainment of the Performance Goals. The Committee may adjust Performance Goals and the Awards payable upon attainment of the Performance Goals during the Performance Period to reflect promotions, transfers or other changes in an Employee's position; provided, however, that no such change shall be effective unless (i) attainment of such Performance Goals is not substantially certain, (H) the changes made are either consistent with the Performance Goals and Awards established for other Employees in the same or similar position or approved by the Committee following such promotion, transfer, or other change in employment, and are made before the expiration of the first 90 days (or if shorter, the first quarter) of this short Performance Period, and (iii) the changes would not cause the Awards to be other than "performance-based compensation" within the meaning of Code Section 162(m)(4)(C).

  (d) Determination of Award. Unless the Agreement under which a Performance Award is made provides otherwise, (i) Performance Awards shall be determined within 90 days following the date attainment of Performance Goals can be measured and (ii) Participants shall receive their Performance Awards no later than 30 days after the Awards are determined; provided, however, no amounts shall be distributed as a result of a Performance Award prior to the time that the Committee certifies in writing that the Performance Goals applicable to each such Award have been satisfied or prior to the date the approval features a set forth in Section 5 have been satisfied.

Section 13. Other Compensation Programs.

  In the event a compensation program sponsored by the Company provides for a distribution to be made in Common Stock, the Committee may, in its discretion, treat such distributions as having been awarded under this Plan. The number of shares of Common Stock, if any, issued as a result of such a distribution shall be based on the Fair Market Value of such shares of Common Stock on the date prior to the date of distribution.

Section 14. Other Stock Based Compensation.

  The Committee may grant Other Stock Based Awards in such form as it shall, in its sole discretion, determine, including without limitation, phantom shares of Common Stock and units representing shares of Common Stock. The Committee shall determine whether Other Stock Based Awards shall be settled in cash, Common Stock, or a combination of both.

Section 15. Effect of Employment Termination on Awards.

  (a) Termination of Employment: General Rule. Unless otherwise provided in an agreement or award and except as otherwise provided in this Section 15, upon the termination of employment of a Participant other than for Cause:

      (i) each Option, Stock Appreciation Right, and Other Stock Based Award that is exercisable shall be exercisable for the thirty (30) day period following such termination, provided, that no such Award shall be exercisable following the expiration of its term and all such Awards that are not exercisable shall be forfeited and canceled;

      (ii) each share of Restricted Stock (and each Other Stock Based Award that is subject to restrictions), for which restrictions have not lapsed as of the date employment terminates shall be forfeited and canceled; and

      (iii) each Performance Award (and each Other Stock Based Award that requires attainment of Performance Goals) the award or vesting of which depends on the performance of the Company during a Performance Period that has not ended as of the date employment terminates shall be forfeited and canceled.

  (b) Disability, Death or Retirement. Unless otherwise provided in an agreement or award, if a Participant's employment terminates because of Disability, death, or Retirement:

      (i) each Option, Restricted Stock Award, Stock Appreciation Right, and Other Stock Based Award shall become immediately exercisable and shall remain exercisable for the three year period following such termination, provided, that no such Award shall be exercisable following the expiration of its term; and

      (ii) to the extent measurable, the Participant, or in the case of the Participant's death, the Participant's beneficiary shall receive a pro-rata award following the Performance Period in respect of each Performance Award (and each other Other Stock Based Award that requires attainment of Performance Goals) the award or vesting of which depends on the performance of the Company during a Performance Period that has not ended as of the date employment terminates which shall be determined by multiplying the Award by a fraction, the numerator of which shall be the number of full and partial months elapsed in the Performance Period during which the Participant was an Employee and the denominator of which shall be the number of full and partial months elapsed in the Performance Period.

  (c) Change in Control. Unless otherwise provided in an agreement or award, if within one year following a Change in Control, a Participant's employment is terminated involuntarily by the Company other than for Cause, Retirement, death or Disability, any Options, Stock Appreciation Rights or other Stock Based Compensation granted to such Participant shall immediately vest and any restrictions on restricted stock shall lift effective the date of such termination. Treatment of Performance Awards upon a Change in Control shall be determined by the Committee prior to such Change in Control.

  (d) Termination of Employment for Cause. Upon the termination of employment of a Participant for Cause, all Awards which have not been exercised shall be forfeited unless otherwise determined by the Committee. All other Awards which are not exercisable on the date employment terminates, which are restricted or for which the Participant has not satisfied the requirements, shall be forfeited and canceled.

Section 16. Amendment, Termination, Term.

  (a) Amendment; Termination. The Board may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company; provided, however, that no such amendment shall, without the consent of the individual to whom any Award shall have been granted, adversely affect or impair the rights of such individual under such Award, and provided, further, that unless the shareholders of MMPT shall have first approved thereof, no amendment of the Plan shall be effective if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything in this Section to the contrary, the Committee may provide for forfeiture of an Award, if it determines, in its complete discretion that a Participant has engaged in activity that is contrary to the interests of the Company.

  (b) Term. No Awards shall be granted under this Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to or as of such date may extend beyond such date in accordance with the provisions of this Plan.

Section 17. Miscellaneous.

  (a) Continued Employment/Participation Not Guaranteed. Nothing contained in this Plan shall confer upon any Participant or Employee the right to continuation of his or her employment with the Company (or interfere with the Company's right to terminate such employment) or the right to receive an Award under this Plan, and there is no obligation for uniformity of treatment of Service Providers, Participants or beneficiaries of Awards.

  (b) Awards May Not Be Transferred. Except as otherwise determined by the Committee, an Employee or Participant's rights under this Plan may not be Transferred in whole or in part except that the following Transfers, if permitted by the Agreement under which an Award is made, shall be permitted under this Plan:

      (i)   a Transfer made to the Company (or its assignee); and

      (ii) a Transfer, upon the death of the Participant or to their respective executors, administrators, testamentary trustees, legatees or beneficiaries (an "Estate");

provided, however, that a Transfer pursuant to this Section shall not be given effect on the books of MMPT unless and until the transferee agrees in writing, in form and substance satisfactory to the Committee, to be become bound by the terms of the Plan; provided, further, that an Incentive Stock Option may not, by its terms, be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant.

  (c) Withholding. Applicable law may require the withholding of taxes from the income or gains resulting from an Award. The Company, may in its discretion, require payment to the Company of the amount to be withheld, or make other arrangements (including without limitation, the withholding of Common Stock which would otherwise be delivered as part of or upon exercise of an Award), at the time of delivery or exercise or thereafter. To the extent permitted by the Committee, a Participant may elect to discharge his or her withholding obligations through (i) the payment of cash or authorization of the Company to withhold cash that is otherwise payable to the Participant, (ii) delivery of shares of Common Stock, or authorization of the Company to withhold shares of Common Stock, having a Fair Market Value equal to the amount to be withheld, or
(iii) any combination of the above.

  (d) Certain Adjustments. In the event of a corporate event that affects Common Stock (i.e., a recapitalization, stock split, stock combination, stock reclassification, merger, or similar event), the Committee may make appropriate adjustments including, without limitation adjustments to (1) the number of authorized and unissued shares of Common Stock subject to the Plan, (ii) the maximum number of shares available for grant, and (iii) the number of shares of Common Stock, covered by or available for, or covered by, an Award (as well as the exercise price, if any, thereof), such that the interest of the Employee shall be maintained as before the occurrence of such event.

  (e) Funding; Expenses. This Plan shall be unfunded. Awards hereunder shall be furnished using the general assets of the Company (or a trust established by the Company to meet its obligations hereunder which shall not be subject to the claims of Participants) and Participants shall be general unsecured creditors of the Company. No Participant shall have any right, title, claim or interest in or with respect to any specific assets of the Company in connection with his or her participation in this Plan. All of the expenses of the Plan shall be borne by the Company.

  (f) Governing Law; Interpretation. This Plan shall be governed by the laws of the State of Delaware to the extent not preempted by federal law. This Plan is intended to be administered with respect to persons covered by Section 16 of the Exchange Act in accordance with Rule 16b3 and the rights of all such individuals shall be construed in accordance with such provision. Options, Stock Appreciation Rights, Performance Awards, Merit Awards and Other Stock Based Awards granted to officers of the Company in accordance with the requirements of Code Section 162(m) are intended to be treated as "performance-based compensation" within the meaning of Code Section 162(m)(4)(C), and all rights of the Participants under such Awards shall be construed in accordance with such provision.

  (g) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which may be in the form of a letter notification of grant. Such Agreement shall be delivered to the Participant and shall, in conjunction with the Plan, specify the terms and conditions of the Award and any rules applicable thereto.

  (h) No Limit on Other Compensation Arrangement. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, including without limitation, any such arrangements that provide for the grant of options, restricted stock, common stock, and other types of awards provided for hereunder (subject to the approval of the Company's shareholders if required), and such arrangements may be either generally applicable or applicable only in specific cases.

                                                                        ANNEX II

                           AMENDMENT TO THE AMENDED
                   AND RESTATED CERTIFICATE OF INCORPORATION
                      OF MODEM MEDIA . POPPE TYSON, INC.

     The first paragraph of Article FOURTH of the Certificate of Incorporation will be amended to read as follows:

        "FOURTH: This Corporation is authorized to issue two classes of stock to be designated, respectively "common stock" and "preferred stock". The total number of shares which this Corporation is authorized to issue is 61,025,865 shares. 56,025,865 shares shall be designated common stock ("Common Stock"), of which 44,909,539 shares shall be designated as Class A common stock (the "Class A Common Stock"), and of which 11,116,326 shares shall be designated as Class B common stock (the "Class B Common Stock"). Each share of Preferred Stock shall have a par value of $0.001, and each share of Common Stock shall have a par value of $0.001."


                                     II-1